Home Bancorp, Inc. Q2 2022 Investor Presentation August 2022

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) the COVID-19 pandemic; (9) cyber incidents or other failures, disruptions or security beaches; or (10) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2021. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. Forward Looking Statements | 2

Our Company Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ Global) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across south LA, western MS and Houston Highlights: • Total Assets: $3.4 billion at June 30, 2022 • Market Cap: $332 million at August 8, 2022 • Ownership (S&P Global as of August 8, 2022) • Institutional: 41% • Insider/ESOP: 14% • Completed the acquisition of Friendswood Capital Corporation, the former holding company of Texan Bank, N.A. on March 26, 2022 | 3 ◦ Total Assets of $414.4 million ◦ Total Loans of $318.9 million ◦ Total Deposits of $368.0 million

Quarterly Financial Highlights (dollars in thousands, except per share data) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Profitability Net income $ 11,396 $ 15,059 $ 10,238 $ 4,401 $ 8,461 Diluted EPS 1.34 1.79 1.23 0.53 1.03 ROA 1.67% 2.17% 1.38% 0.60% 1.03 % ROE 13.7 17.5 11.7 5.1 10.2 ROATCE(1) 17.2 21.7 14.5 6.5 14.4 Efficiency ratio 60.5 50.5 63.9 67.8 66.1 Provision (reversal) for loan losses (3,425) (2,385) (2,648) 3,215 591 Adjusted pre-tax income(1) 9,033 9,336 8,119 8,277 11,924 Balance Sheet Assets $ 2,764,756 $ 2,763,466 $ 2,938,244 $ 3,332,228 $ 3,362,216 Loans 1,918,488 1,875,176 1,840,093 2,157,969 2,224,655 PPP loans 197,614 95,560 43,637 22,759 12,083 Loans excluding PPP loans 1,720,874 1,779,616 1,796,456 2,135,210 2,212,572 Cash and cash equivalents 393,203 413,694 601,443 548,019 444,151 Allowance for loan losses (26,687) (24,149) (21,089) (26,731) (26,020) Total deposits 2,370,764 2,365,717 2,535,849 2,941,179 2,920,376 Per Share Data Share price $ 38.11 $ 38.68 $ 41.51 $ 40.79 $ 34.13 Book value 38.92 40.38 41.27 39.93 39.44 Tangible book value(1) 31.72 33.08 34.00 29.57 28.86 Price / tangible book value per share 120% 117% 122% 138% 118 % Dividend paid $ 0.23 $ 0.23 $ 0.23 $ 0.23 $ 0.23 | 4 (1) See appendix for reconciliation of Non-GAAP items.

H om e B an k To ta l A ss et s ($ in m ill io ns ) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Jun-22 YTD 1,000 2,000 3,000 4,000 Asset Growth Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank March 2010 $199 FDIC-assisted 6 All Cash Guaranty Savings Bank July 2011 $257 95% 5 All Cash Britton & Koontz Bank February 2014 $301 90% 8 All Cash Bank of New Orleans September 2015 $346 126% 4 All Cash St. Martin Bank & Trust December 2017 $597 183% 12 ~80% Stock, 20% Cash(1) Texan Bank March 2022 $416 144% 5 All Cash (1) Cash was comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. Statewide Bank Guaranty Savings Bank Britton & Koontz Bank Bank of New Orleans St. Martin Bank & Trust CAGR = 14.7% as of June 30, 2022 | 5 Texan Bank

($ in millions) $7.3 $9.9 $12.6 $16.0 $16.8 $31.6 $27.9 $24.8 $48.6 $12.9 Q1 Q2 Q3 Q4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $0 $10 $20 $30 $40 $50 $60 Net Income test $1.06 $1.42 $1.79 $2.25 $2.28 $3.40 $3.05 $2.85 $5.77 $1.56 Q1 Q2 Q3 Q4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Diluted EPS Earnings | 6

Profitability 1.04 1.46 1.27 0.99 1.76 0.60 1.03% 1.58 1.86 1.61 1.50 1.36 1.14 1.46% GAAP Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 8.6 10.9 9.0 7.8 14.4 5.1 10.2 13.1 13.9 11.3 11.0 10.5 9.6 14.4 GAAP Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 9.7 14.8 11.8 10.2 18.0 6.5 14.4 14.2 18.0 14.3 13.8 12.8 11.6 19.5 ROATCE Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% Return on Tangible Common Equity 59.3 60.0 63.3 59.1 57.1 67.8 66.1 61.1 59.6 63.5 63.8 64.8 67.7 62.3 GAAP Adjusted Pre-Tax Income 2017 2018 2019 2020 2021 1Q 2022 2Q 2022 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) Originated Acquired PPP Loans Originated growth % (annualized & excluding PPP) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Jun- 22 YTD — 500 1,000 1,500 2,000 2,500 Organic Loan Growth (excludes acquisition accounting & unearned income) 7% 24% 13% 18% 19% 11% 12% 6% 16% 15% 12% 10% CAGR Excluding PPP Loans: Total Loan CAGR = 15% Originated Loan CAGR = 13% Net PPP loans at June 30, 2022 = $12 million with $210,000 in remaining deferred lender fees | 8 18%

Loan Portfolio Excluding PPP Loans (as of June 30, 2022) CRE, 47% 1-4 Mortgage, 17% C&D, 14% C&I, 13% Multifamily, 5% Home Equity, 3% Consumer, 1% Composition Market Diversification Acadiana, 30% New Orleans, 29% Houston, 15% Northshore 13% Baton Rouge, 11% MS, 2% | 9 CRE Loan Portfolio • Owner Occupied - 51% • Non-owner Occupied - 49% Texan Bank acquired $318.9 million loans • 76% - CRE loans • 10% - C&I loans 2Q 2022 annualized growth rate • Houston market - 16% • Other markets - 12%

($ in m ill io ns ) $17.9 $4.6 $12.7 $(2.3) $(10.2) $(1.7) $2.3 $3.8 $(3.2) $(0.3) $22.5 $33.0 $21.1 $23.7 Dec 2019 CECL Impact Day 1 ALL Provision Net Charge- offs Dec 2020 Provision (reversal) Net Charge- offs Dec 2021 Allowance for Texan Bank Acquired PCD Loans Provision for Texan Loan Portfolio Organic Provision (reversal) Net Charge- offs Jun 2022 $0 $10 $20 $30 $40 • Day 1 ALL / total loans = 1.31% • Acquired $10.2 million of Texan Bank nonperforming loans • ALL / total loans on Texan non-PCD loans = 1.23% Changes in ALL CECL Adoption 2021 (dollars in thousands) 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Total Loans $ 1,918,488 $ 1,875,176 $ 1,840,093 $ 2,157,969 $ 2,224,655 Less: PPP Loans 197,614 95,560 43,637 22,759 12,083 Loans Excluding PPP Loans $ 1,720,874 $ 1,779,616 $ 1,796,456 $ 2,135,210 $ 2,212,572 Nonperforming Loans $ 13,976 $ 14,501 $ 13,275 $ 21,113 $ 18,505 ALL / Total Loans 1.39% 1.29% 1.15% 1.24% 1.17 % ALL / Loans Excluding PPP 1.55% 1.36% 1.17% 1.25% 1.18 % ALL / NPL's 191% 167% 159% 127% 141 % ALL / Assets 0.97% 0.87% 0.72% 0.80% 0.77% | 10 2022

Credit Quality Trends 1.07 1.16 1.21 1.30 0.77 0.49 0.560.84 1.01 0.72 0.75 0.40 0.28 0.16 NPAs / Total Assets Originated NPAs / Total Assets 2016 2017 2018 2019 2020 2021 Jun-22 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% NPAs / Assets title 0.02 0.00 0.15 0.09 0.12 0.09 0.03 2016 2017 2018 2019 2020 2021 Jun-22 YTD 0.00% 0.05% 0.10% 0.15% 0.20% Net Charge-offs / YTD Average Loans 75.0 57.0 63.0 62.6 165.0 145.8 138.5 ALL / NPAs 2016 2017 2018 2019 2020 2021 2022 0.0% 50.0% 100.0% 150.0% 200.0% ALL / NPAs 0.94 1.74 1.94 1.73 1.03 0.83 0.77 0.64 0.82 0.87 1.32 0.74 0.57 0.67 Past Due Loans / Loans Originated Past Due / Originated Loans 2016 2017 2018 2019 2020 2021 Jun-22 YTD 0.0% 1.0% 2.0% 3.0% Loans Past Due | 11

Acadiana 52% New Orleans 16% Houston 12% Northshore 9% Mississippi, 7% Baton Rouge, 4% Deposits $ in m ill io ns 25% 25% 24% 28% 30% 32% 26% 27% 28% 29% 31% 27% 21% 20% 22% 17% 13% 13% 16% 17% 15% 15% 15% 17% 12% 11% 11% 11% 11% 11% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2017 2018 2019 2020 2021 Jun 2022 $1,600 $2,000 $2,400 $2,800 $3,200 Change (dollars in thousands) 12/31/2020 12/31/2021 6/30/2022 2022 vs 2021 2022 vs 2020 Demand Deposits $ 615,700 $ 766,385 $ 938,531 $ 172,146 $ 322,831 Savings 250,165 285,728 316,974 31,246 66,809 Money Market 333,078 371,478 483,951 112,473 150,873 NOW 646,085 792,919 791,692 (1,227) 145,607 CDs 368,793 319,339 389,228 69,889 20,435 Total Deposits $ 2,213,821 $ 2,535,849 $ 2,920,376 $ 384,527 $ 706,555 • $368.0 million deposits acquired from Texan Bank. • $119.6 million, or 38% of the deposits acquired were in CD's. • At June 30, 2022, $297.0 million in CDs mature within 12 months. | 12

Yields 3.76 3.82 4.11 4.14 3.75 4.16 3.53 3.39 3.76 3.88 3.71 3.64 3.29 3.31 3.73 NIM NIM Excl. PPP 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3.00% 3.50% 4.00% 4.50% NIM (TE)(1) 5.02 4.94 5.20 5.21 4.95 5.60 5.12 4.88 4.94 5.23 5.28 5.31 5.03 5.06 5.00 4.83 4.79 4.91 Loan Yield Loan Yield Excl. PPP 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 4.50% 5.00% 5.50% 6.00% Yield on Loans(1) 0.80 0.63 0.53 0.46 0.39 0.31 0.26 0.24 0.25 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 0.0% 0.3% 0.5% 0.8% 1.0% Cost of Interest-Bearing Liabilities • NIM increased 42 bps (excluding PPP) for the quarter ended June 2022. • PPP loans as of June 2022: ◦ Average YTD loans: $23.4 million ◦ YTD lender fee income: $1.1 million • Subordinated debt issued in aggregate totaling $55 million at 5.75% on June 30, 2022. | 13 (1) See appendix for reconciliation of Non-GAAP items.

Interest Rate Risk Rate Shock 1 Year % Change in NII -100 (9.1)% +100 4.2% +200 8.2% +300 12.2% Forward Curve 6.0% % of assets 2019 2022Q2 Cash 2% 13% Investments 12% 14% Loans, excluding PPP 78% 66% Other Assets 8% 7% NMD - noninterest-bearing 20% 28% NMD - interest-bearing 45% 47% CDs 18% 12% Total Deposits 83% 87% Advances 2% 1% Other 1% 3% Equity 14% 10% • Significant increase in Cash allocation • Investment Portfolio effective duration = 4.7 • 30% of loan portfolio is variable • Loan portfolio effective duration ~ 2.4 (based on management estimates) • Consistent deposit beta during previous Fed Funds rate cycles ◦ 31% during previous Fed Funds hike ◦ 31% during previous Fed Funds decline • Strong Growth in noninterest-bearing deposits | 14

Noninterest Income & Expense 0.68 0.62 0.62 0.62 0.57 0.54 0.45 2016 2017 2018 2019 2020 2021 Jun-22 YTD 0.40% 0.50% 0.60% 0.70% Noninterest Income(1) / Assets 2.98 2.79 2.83 2.87 2.53 2.41 2.45 2016 2017 2018 2019 2020 2021 Jun-22 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets • Natchez, MS branch sold and leased back in June 2021 • Sale of Vicksburg, MS location closed in January 2022 • Other includes BOLI benefits of $1.7 million in 3Q 2021 (1) Excludes noncore items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Service fees and charges $ 1,146 $ 1,260 $ 1,224 $ 1,165 $ 1,257 Bank card fees 1,591 1,519 1,519 1,454 1,636 Gain on sale of loans 559 415 376 299 264 Loss on sale of assets, net (457) (3) (44) 5 (6) Other 455 2,192 459 463 535 Total noninterest income $ 3,294 $ 5,383 $ 3,534 $ 3,386 $ 3,686 (dollars in thousands) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Compensation $ 9,687 $ 9,809 $ 9,991 $ 10,159 $ 12,583 Data processing 2,159 2,118 2,237 2,195 2,533 Occupancy 1,733 1,717 1,824 1,803 2,354 Provision for unfunded 375 — 15 302 — Other 2,614 2,787 3,950 3,781 4,295 Total noninterest expense $ 16,568 $ 16,431 $ 18,017 $ 18,240 $ 21,765 Merger expenses — — 299 328 1,583 Noninterest expense excl. provision for unfunded and merger expenses $ 16,193 $ 16,431 $ 17,703 $ 17,610 $ 20,182 | 15

| 16 Total Return (Daily %) - 3 Years Total Return (Monthly %) - Since 2008 HBCP Stock Performance (as of August 8, 2022) | 16 HBCP S&P US Banks Index ISTR BFST FGBI HWC 8/19 11/19 1/20 4/20 7/20 10/20 12/20 3/21 6/21 9/21 11/21 2/22 5/22 8/22 -100 -50 0 50 100 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 -200 0 200 400 600

Capital $0.30 $0.41 $0.55 $0.71 $0.84 $0.88 $0.91 $0.46 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019 2020 2021 2022 $0.00 $0.25 $0.50 $0.75 $1.00 Dividends Per Share 11.2 9.7 9.8 8.7 9.3 15.3 15.2 15.9 12.3 13.7 Tier 1 leverage capital Total risk-based capital 2019 2020 2021 1Q 2022 2Q 2022 0% 5% 10% 15% 20% Capital Ratios (Bank only) • As of August 2, 2022 ~ 238,603 shares remaining in 2021 Repurchase Plan. Share Repurchase Activity | 17 (dollars in millions) TBV % Accretive / Dilutive 12/31/2021 $ 290.0 Net Income 12.9 4.4 % Change in OCI (24.8) (8.6) Intangibles Acquired * (26.5) (9.1) Other 1.5 0.5 Dividends (3.9) (1.3) Share buybacks (8.4) (2.9) 6/30/2022 $ 240.8 (17.0) % Year # Shares Average Price Cash Utilized 2020 530,504 $ 26.41 $ 14,011,605 2021 246,012 36.18 8,900,409 2022 (as of 8/2/2022) 245,465 39.47 9,687,672 Share repurchase activity 1,021,981 $ 31.90 $ 32,599,686 *Less intangible amortization, net of tax

Investment Perspective Strong earnings and shareholder returns Conservative, well-managed credit culture Well capitalized with capacity for continued growth Market disruption creates new opportunities Disciplined acquirer Insider owners committed to continual improvement | 18

WE ARE ONE TEAM, CREATING EXCEPTIONAL CUSTOMER EXPERIENCES | 19

(dollars in thousands, except per share data) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Total shareholders' equity $ 337,812 $ 344,149 $ 351,903 $ 337,504 $ 329,124 Less: intangible assets 62,520 62,229 61,949 87,569 88,309 Non-GAAP tangible shareholders' equity $ 275,292 $ 281,920 $ 289,954 $ 249,935 $ 240,815 Reported net income $ 11,396 $ 15,059 $ 10,238 $ 4,401 $ 8,461 Add: amortization CDI, net tax 232 230 221 199 359 Non-GAAP tangible net income $ 11,628 $ 15,289 $ 10,459 $ 4,600 $ 8,820 Return on average equity 13.7% 17.5% 11.7% 5.1% 10.2 % Add: intangible assets 3.5 4.2 2.8 1.4 4.2 Non-GAAP return on tangible common equity 17.2% 21.7% 14.5% 6.5% 14.4 % Book value per share $ 38.92 $ 40.38 $ 41.27 $ 39.93 $ 39.44 Less: intangible assets 7.20 7.30 7.27 10.36 10.58 Non-GAAP tangible book value per share $ 31.72 $ 33.08 $ 34.00 $ 29.57 $ 28.86 | 20 Appendix (non-GAAP reconciliation)

Appendix

(non-GAAP reconciliation)

Home HB Bancorp, Inc.

(dollars in thousands)	2Q 2021	3Q 2021	4Q 2021	1Q 2022	2Q 2022
Reported net income	$ 11,396	$ 15,059	$ 10,238	$ 4,401	$ 8,461
Less: PPP loan income	2,372	4,742	2,201	800	402
Less: BOLI benefitt	—	1,717	—	—	—
Less: gain (loss on sale of assets	(457)	(3)	(44)	5	(6)
Less: loan discount accretion	556	585	484	457	879
Add: provision (reversal) for loan losses	(3,425)	(2,385)	(2,648)	3,215	591
Add: provision for credit losses on unfunded commitments	375	—	15	302	—
Add: CDI amortization	293	291	279	252	454
Add: merger-related expenses	—	—	299	328	1,583
Add: income tax expense	2,865	3,412	2,577	1,041	2,110
Adjusted pre-tax income [(1)]	$ 9,033	$ 9,336	$ 8,119	$ 8,277	$ 11,924
Average total loans	$1,963,935	$1,896,808	$1,856,814	$1,862,616	$2,190,721
Less: average PPP loans	228,114	144,626	67,198	31,326	15,463
Average total loans excluding PPP loans	$1,735,821	$1,752,182	$1,789,616	$1,831,290	$2,175,258
Loan yield	4.95 %	5.60 %	5.12 %	4.88 %	4.94 %
Negative (positive) impact of PPP loans	0.11	(0.60)	(0.29)	(0.09)	(0.03)
Loan yield excluding PPP loans	5.06 %	5.00 %	4.83 %	4.79 %	4.91 %
Net interest margin	3.75 %	4.16 %	3.53 %	3.39 %	3.76 %
Negative (positive) impact of PPP loans	(0.04)	(0.52)	(0.24)	(0.08)	(0.03)
Net interest margin excluding PPP loans	3.71 %	3.64 %	3.29 %	3.31 %	3.73 %

(1) Adjusted pre-tax income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

HB | 21

Appendix

(non-GAAP reconciliation)

Home Bancorp, Inc.

(dollars in thousands)	2017	2018	2019	2020	2021	Jun-22 YTD
Total shareholders' equity	$ 277,871	$ 304,040	$ 316,329	$ 321,842	$ 351,903	$ 329,124
Less: intangible assets	68,033	66,055	64,472	63,112	61,949	88,309
Non-GAAP tangible shareholders' equity	$ 209,838	$ 237,985	$ 251,857	$ 258,730	$ 289,954	$ 240,815
Reported net income	$ 16,824	$ 31,590	$ 27,932	$ 24,765	$ 48,621	$ 12,862
Add: amortization CDI, net tax	496	1,458	1,251	1,074	919	558
Non-GAAP tangible income	$ 17,320	$ 33,048	$ 29,183	$ 25,839	$ 49,540	$ 13,420
Return on average equity	8.6 %	10.9 %	9.0 %	7.8 %	14.4 %	7.6 %
Add: intangible assets	1.1	3.9	2.8	2.4	3.6	2.6
Non-GAAP return on tangible common equity	9.7 %	14.8 %	11.8 %	10.2 %	18.0 %	10.2 %
Originated loans	$ 941,922	$ 1,095,160	$ 1,251,201	$ 1,625,139	$ 1,593,769	$ 1,704,244
Acquired loans	715,873	554,594	463,160	354,815	246,324	520,411
Total loans	$ 1,657,795	$ 1,649,754	$ 1,714,361	$ 1,979,954	$ 1,840,093	$ 2,224,655
Originated NPAs	$ 22,523	$ 15,526	$ 16,421	$ 10,353	$ 8,348	$ 5,340
Acquired NPAs	3,238	10,444	12,121	9,628	6,116	13,442
Total NPAs	$ 25,761	$ 25,970	$ 28,542	$ 19,981	$ 14,464	$ 18,782
Originated past due loans	$ 7,685	$ 9,549	$ 16,541	$ 12,070	$ 9,071	$ 11,417
Acquired past due loans	21,120	22,493	13,098	8,335	6,146	5,606
Total past due loans	$ 28,805	$ 32,042	$ 29,639	$ 20,405	$ 15,217	$ 17,023
Average assets	$ 1,615,738	$ 2,160,942	$ 2,198,483	$ 2,491,612	$ 2,765,878	$ 3,137,255
Less: average PPP loans	—	—	—	169,665	169,149	23,351
Average assets excluding PPP loans	$ 1,615,738	$ 2,160,942	$ 2,198,483	$ 2,321,947	$ 2,596,729	$ 3,113,904

22

Appendix

(non-GAAP reconciliation)

Home HB Bancorp, Inc.

(dollars in thousands)		2017		2018		2019		2020		2021		Jun-22 YTD
Reported noninterest income	$	9,962	$	13,447	$	14,415	$	14,305	$	16,271	$	7,072
Less: BOLI benefit		—		—		1,194		—		1,717		—
Less: gain (loss) on sale of assets		(69)		—		(347)		—		(504)		—
Non-GAAP noninterest income	$	10,031	$	13,447	$	13,568	$	14,305	$	15,058	$	7,072
Reported noninterest expense	$	46,177	$	63,225	$	63,605	$	62,981	$	66,982	$	40,005
Less: lease termination		—		—		291		—		—		—
Less: severance pay		—		—		287		—		—		—
Less: merger-related expenses		1,086		2,010		—		—		299		1,911
Non-GAAP noninterest expense	$	45,091	$	61,215	$	63,027	$	62,981	$	66,683	$	38,094
Reported net income	$	16,824	$	31,590	$	27,932	$	24,765	$	48,621	$	12,862
Less: PPP loan income		—		—		—		5,895		13,208		1,202
Less: Write of FDIC loss share receivable		—		—		(680)		—		—		—
Less: BOLI benefit		—		—		1,194		—		1,717		—
Less: gain (loss) on sale of assets		(69)		—		(347)		—		(504)		—
Less: loan discount accretion		5,342		5,805		3,503		4,097		2,361		1,336
Add: provision (reversal) for loan losses		2,317		3,943		3,014		12,728		(10,161)		3,806
Add: provision for credit losses on unfunded commitments		—		—		—		—		390		302
Add: CDI amortization		763		1,845		1,583		1,360		1,163		706
Add: income tax expense		9,772		6,695		5,860		6,042		11,818		3,151
Add: lease termination		—		—		291		—		—		—
Add: severance pay		—		—		287		—		—		—
Add: merger-related expenses		1,086		2,010		—		—		299		1,911
Adjusted pre-tax income [1]	$	25,489	$	40,278	$	35,297	$	34,903	$	35,348	$	20,200

[1] Adjusted pre-tax income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

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